                                                                   EXHIBIT 10.50

                                                               EXECUTION VERSION

                                FOURTH AMENDMENT
                              TO CREDIT AGREEMENT
                                     AMONG
                          BEVERLY ENTERPRISES,  INC.,
                        BEVERLY CALIFORNIA CORPORATION,
                  THE  SUBSIDIARY GUARANTORS  LISTED HEREIN,
                          THE LENDERS LISTED HEREIN,
                                     AND
                         THE NIPPON CREDIT BANK, LTD.
                         LOS ANGELES AGENCY, AS AGENT

                        DATED AS OF NOVEMBER 9, 1994

         THIS FOURTH AMENDMENT dated as of November 9, 1994 (this
"AMENDMENT"), is entered into by and among BEVERLY ENTERPRISES, INC., a Delaware corporation ("BEI"), BEVERLY CALIFORNIA CORPORATION, a California corporation ("BORROWER"), the SUBSIDIARY GUARANTORS listed on the signature pages hereof (together with BEI, the "GUARANTORS"), the LENDERS listed on the signature pages hereof (such lenders, together with each Person that may or has become a party to the Credit Agreement (as hereinafter defined) pursuant to subsection 10.8 thereof, are referred to herein individually as a "LENDER" and collectively as the "LENDERS"), and THE NIPPON CREDIT BANK, LTD., Los Angeles Agency ("NIPPON"), as agent for the Lenders (in such capacity, the "AGENT"). This Amendment amends the Credit Agreement dated as of March 2, 1993 by and among BEI, Borrower, Agent and Lenders, as amended by that certain First Amendment to Credit Agreement dated as of May 6, 1994, as further amended by that certain Second Amendment to Credit Agreement dated as of May 19, 1994, and as further amended by that certain Third Amendment to Credit Agreement dated as of November 1, 1994 (as so amended, the "CREDIT AGREEMENT"), as set forth herein.

                                    RECITALS

         WHEREAS, Borrower desires to amend the Credit Agreement in certain respects;

         WHEREAS, Lenders and Agent have agreed to approve such amendments;

         WHEREAS, Guarantors desire to reaffirm the effectiveness respectively of the Subsidiary Guaranty Agreement and the BEI Guaranty Agreement;

                                   AGREEMENT

         NOW, THEREFORE, in consideration of the terms and conditions herein contained, BEI, Borrower, Guarantors, Agent and Lenders agree as follows:

         1. DEFINITIONS, INTERPRETATION. All capitalized terms defined above and elsewhere in this Amendment shall be used herein as so defined. Unless otherwise defined herein, all other capitalized terms used herein shall have the respective meanings given to those terms in the Credit Agreement, as amended by this Amendment. The rules of construction set forth in Section I of the Credit Aqreement shall, to the extent not inconsistent with the terms of this Amendment, apply to this Amendment and are hereby incorporated by reference.

         2. AMENDMENT TO CREDIT AQREEMENT. Subject to conditions set forth in paragraph 4 hereof, the Credit Agreement is hereby amended as follows:

                 (a) The definitions of "Applicable Margin", "Consolidated Capital Expenditures", "Consolidated EBITDA", "Consolidated Interest Charges", "Consolidated Net Interest Expense" and "Debt" set forth in Subsection 1.1 are amended by deleting such definitions in their entirety and replacing them with the following:

                         "'APPLICABLE MARGIN' means, for any day, the rate per
                 annum which is determined pursuant to the Pricing Schedule and added to the Adjusted Eurodollar Rate for each such Eurodollar Rate Loan."

                          "'CONSOLIDATED CAPITAL EXPENDITURES' means, for any
                 period, the sum, without duplication, of (i) the total amount of additions to property and equipment of BEI and its Consolidated Subsidiaries during such period of the types classified as "Capital expenditures" or "Payments for acquisitions, net of cash acquired" on the consolidated statement of cash flows included in the 1993 Base Financials and (ii) all Investments made by BEI or any of its Subsidiaries during such period in Beverly Japan Corporation; provided that "Consolidated Capital Expenditures" shall exclude (A) the application of insurance or condemnation proceeds to rebuilding facilities, (B) any acquisition by BEI or any of its Subsidiaries of any assets in connection with and as part of a Workout Transaction, (C) any acquisition by BEI or any of its Subsidiaries of any assets as part of a Lease Conversion and (D) the amount of any Debt incurred or assumed for the purpose of financing all or any part of the cost of constructing any asset to the extent that such amount does not exceed 75% of the cost of acquiring or constructing such asset."



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                "'CONSOLIDATED EBITDA' means, for any period, the sum
            of (i) Consolidated Net Income for such period plus (ii) Consolidated Net Interest Expense for such period, Consolidated income taxes for such period and Consolidated depreciation and amortization expenses for such period, in each case to the extent such amounts were deducted in determining Consolidated Net Income for such period minus
            (iii) Consolidated extraordinary items of gain or loss or other Consolidated nonrecurring items and Consolidated gains or losses related to sales of assets or terminations of leases for such period."

                "'CONSOLIDATED INTEREST CHARGES' means, for any
            period, all items for such period of the types classified as "interest" on the consolidated statement of operations included in the 1993 Base Financials.

                "'CONSOLIDATED NET INTEREST EXPENSE' means, for any
            period, Consolidated Interest Charges minus Consolidated Interest Income.

                "'DEBT' of any Person means at any date, without
            duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business, (iv) all obligations of such Person as lessee which are capitalized in accordance with GAAP, (v) all obligations of such Person with respect to letters of credit and similar instruments, including, without limitation, obligations under reimbursement agreements, (vi) all mandatory redeemable preferred stock with such Person, (vii) all Debt of others secured by a Lien on any asset of such Person, whether or not the Debt is assumed by such Person, and (viii) all Debt of others guaranteed by such Person."

            (b) Subsection 1.1 is further amended by deleting the following definitions:

                COMMERCIAL PAPER BACKSTOP FACILITY

                COMMERCIAL PAPER PROGRAM

                MOODY'S RATING

                PERMITTED COMMERCIAL PAPER

                S&P RATING

                    SPECIAL PURPOSE COMMERCIAL PAPER ISSUER

                 (c) Subsection 1.1 is further amended by the addition the following definitions in alphabetical order:

                          "'1993 BASE FINANCIALS' means the consolidated
                 balance sheet of BEI and its Consolidated Subsidiaries as of December 31, 1993 and the related consolidated statements of operations, stockholders' equity and cash flows for the year then ended, together with the notes thereto, included in BEI's 1993 Form 10-K and reported on without qualification by Ernst & Young."

                          "'CONSOLIDATED INTEREST INCOME' means, for any
                 period, all items for such period of the types classified as "interest income" on the consolidated statement of operations included in the 1993 Base Financials.

                          "'LEASE CONVERSION' means any acquisition by BEI or
                 any of its Subsidiaries of a facility and related property that had theretofore been leased by BEI or any such Subsidiary and that BEI or any of its Subsidiaries continues to operate.'

                          "'PERMITTED RECEIVABLES FINANCING SECURITIES' means
                 debt securities or preferred stock issued by a Special Purpose Receivables Financing Subsidiary pursuant to a Receivables Financing Program and borrowings by a Special Purpose Receivables Financing Subsidiary under a related Receivables Financing Backstop Facility."

                          "'PRICING SCHEDULE' shall mean Schedule 1.1(a)."

                          "'PRIME RATE MARGIN' means, for any day, the rate per
                 annum which is determined pursuant to the Pricing Schedule and added to the Prime Rate for each such Prime Rate Loan."

                          "'RECEIVABLES FINANCING BACKSTOP FACILITY' means a
                 credit facility entered into by a Special Purpose Receivables Financing Subsidiary for the purposes of providing liquidity with respect to securities issued by such Special Purpose Receivables Financing Subsidiary and of financing transactions of the type intended to be financed with the proceeds of such securities."

                          "'RECEIVABLES FINANCING PROGRAM' means a program
                 pursuant to which a Special Purpose Receivables Financing Subsidiary issues debt securities or preferred stock secured by (i) Medicaid, Medicare or other patient accounts receivable or Permitted



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
                 Receivables Financing Securities purchased from BEI and its Subsidiaries or (ii) security interests in Medicaid, Medicare or other patient accounts receivable or Permitted Receivables Financing Securities granted by BEI and its Subsidiaries."

                          "'SPECIAL PURPOSE RECEIVABLES FINANCING SUBSIDIARY'
                 means a Wholly-Owned Subsidiary of BEI the sole purpose of which is to issue debt securities and/or preferred stock and to purchase Medicare, Medicaid or other patient accounts receivable of BEI and its Subsidiaries and/or Permitted Receivables Financing Securities and make advances to BEI and its Subsidiaries secured by security interests in such Medicare, Medicaid or other patient accounts receivable and/or Permitted Receivables Financing Securities, which accounts receivable, Permitted Receivables Financing Securities and/or security interests therein may be pledged to secure such debt securities and/or preferred stock and/or borrowings by such Special Purpose Receivables Financing Subsidiary under a Receivables Financing Backstop Facility."

                          "'WORKOUT TRANSACTION' means any adjustment,
                 renegotiation, exchange, subordination, amendment, sale or other disposition of any note receivable, Investment or other similar asset of BEI or any of its Subsidiaries, any release, subordination, renegotiation or other adjustment or any Lien securing any Debt or other obligation of any Person held by or owed to BEI or any of its Subsidiaries, any acquisition of any asset by BEI or any of its Subsidiaries or the making of any Investment by BEI or any of its Subsidiaries, in each case in connection with (i) the foreclosure, enforcement or realization by BEI of any such Subsidiary on any Lien securing and Debt or other obligation of any Person held by or owed to BEI or any such Subsidiary or (ii) any renegotiation, composition, adjustment, amendment or restructuring of, or any other similar arrangement with respect to, any such Debt or obligation, in each case in connection with the bankruptcy, insolvency, financial distress or other similar condition of such Person; provided that any such adjustment, renegotiation, exchange, subordination, amendment, sale, disposition, release or acquisition or the making of any such Investment (A) will, in the reasonable opinion of any Authorized Financial Officer of BEI, in light of the circumstances affecting the relevant obligor, be likely to maximize the amount to be realized by BEI and its Subsidiaries with respect to such Debt or other obligation or (B) is imposed on BEI or any of its Subsidiaries pursuant to voting arrangements mandated by any law or contract arrangements binding upon BEI or such Subsidiary."

                 (d) Subsection 2.7B is amended by deleting such subsection in its entirety and replacing it with the following:

                          "B.  PRIME RATE LOANS.   During such periods as such
                 Loan is a Prime Rate Loan, at a rate per annum equal at all times to the Prime Rate in effect from time to time plus the Prime Rate Margin; provided, that after the occurrence and during the continuation of any Event of Default, the Prime Rate Loans shall bear interest, from the date on which such Event of Default shall have occurred until such amount is paid in full at a rate per annum equal at all times to 2.0% per annum above the rate of interest otherwise payable under this subsection 2.7B, in each case, payable monthly in arrears for the proceeding month (or portion thereof) on each Interest Payment Date for such Loan occurring during such periods, on the date such Loan is Converted to a Eurodollar Rate Loan and on the date of any payment or prepayment thereof, unless such amounts are past due, in which case they shall be payable on demand."

                 (e) Subsection 5.1D. is amended by deleting such subsection in its entirety and replacing it with the following:

                          "D.   simultaneously with the delivery of each set of
                 financial statements referred to in subsections 5.1A and 5.1B above, (1) a Compliance Certificate, signed by an Authorized Financial Officer of BEI, (i) setting forth in reasonable detail the calculations required to establish whether the requirements of subsections 5.5 to 5.8, inclusive, and subsection 5.23 have been complied with on the date of such financial statements, (ii) setting forth in reasonable detail calculations of the ratio of Adjusted Consolidated Debt (as defined in Schedule 1.1(a) hereto) to Consolidated Capital (as defined in Schedule 1.1(a) hereto) and the Cash Coverage Ratio (as defined in Schedule 1.1(a) hereto) as at the date of the balance sheet contained therein and for the period of four fiscal quarters ending on such date, (iii) stating whether any Potential Event of Default or Event of Default exists on the date of such certificate and, if any Potential Event of Default or Event of Default then exists, setting forth the details thereof and the action which BEI or the Borrower, as the case may be, is taking or proposes to take with respect thereto and (iv) setting forth in reasonable detail any Debt incurred, any asset sales, or any purchase or unscheduled prepayment of any Debt, preferred stock or common stock, in each case in excess of $5,000,000 in one transaction or in a series of related transactions, of BEI or any of its Subsidiaries during the period covered by such financial statements; and
                 (2) a schedule setting forth, for each facility that constitutes a portion of the Collateral, information regarding occupancy, revenues and operating income for such fiscal quarter and the fiscal year to date, and such other information as the Agent may reasonably request;"

                 (f) Subsection 5.1 is amended by adding the word "and" at the end of clause "H" thereof, deleting clause "I" thereof, deleting the final word "and" from clause "J" thereof and relettering clause "J" thereof as clause "I".

                 (g) Subsection 5.5 is amended by deleting such subsection in its entirety and replacing it with the following:

                          "5.5 FIXED CHARGE COVERAGE RATIO

                          The Fixed Charge Coverage Ratio at any date shall not
                 be less than the ratio set forth below opposite the period in which such date falls:

                          Period                               Ratio
                          ------                               -----
                 Closing Date through 12/30/95              1.10 to 1.00
                 12/31/95 through 12/30/97                  1.15 to 1.00
                 12/31/97 and thereafter                    1.20 to  1.00"

                 (h) Subsection 5.7 is amended by deleting such subsection in its entirety and replacing it with the following:

                          "5.7 CONSOLIDATED DEBT RATIO

                          On the last day of each fiscal quarter, the ratio of
                 (a) the sum of Consolidated Debt as of the last day of each of the four fiscal quarters ending on such date less the sum of Consolidated Subordinated Debt as of the last day of each of the four fiscal quarters to (b) the sum of Consolidated Net Worth as of the last day of such four fiscal quarters plus the sum of Consolidated Subordinated Debt as of the last day of each of such four fiscal quarters shall not be more than 1.20 to 1.00 through December 31, 1996, and 1.10 to 1.00 thereafter."

                 (i) Subsection 5.8 is amended by deleting such subsection in its entirety and replacing it with the following:

                          "5.8 CONSOLIDATED DEBT FOR BORROWER MONEY TO
                               CONSOLIDATED EBITDA RATIO

                          On the last day of each fiscal quarter, the ratio of
                 (a) the quotient derived by dividing the sum of Consolidated Debt For Borrowed Money as of the last day of each of the four fiscal quarters ending on such date, by four, to (b) the sum of (i) Consolidated EBITDA and (ii) EBITDA for Sold Facility for each facility the Debt of which is guaranteed by BEI or a Subsidiary and which is included in Consolidated Debt for Borrowed Money (x) for such four fiscal quarters through December 31, 1996, shall not be more than 5.00 to 1.00 and (y) for such fiscal quarters thereafter, shall not be more than
                 4.50 to 1.00."

                 (j) Subsection 5.11 is amended by deleting clause (b) of such subsection in its entirety and replacing it with the following:

                          "(b) Any Investment in (i) direct obligations of the
                 United States or any agency thereof, or obligations guaranteed by the United States or any agency thereof, (ii) commercial paper with maturities of not more than 180 days rated at least P-1 by Moody's Investors Service or A-1 by Standard & Poor's Corporation, (iii) deposit accounts in, and certificates of deposit, repurchase agreements and bankers' acceptances of, Nippon Credit Trust Company or United States branches of other commercial banks whose unsecured senior long-term debt is rated A or better by Moody's Investors Service or Standard & Poor's Corporation, in each case maturing within one year from the date of acquisition thereof, (iv) in addition to the accounts and instruments referred to in clause (iii), deposit accounts and certificates of deposit in United States branches of banks insured by the Federal Deposit Insurance Corporation which do not aggregate more than $100,000 in any one bank, or
                 (v) Investments made by BEI or any of its Subsidiaries in one or more Special Purpose Receivables Financing Subsidiaries by means of the sale of, or the granting of security interests in, Medicare, Medicaid or other patient accounts receivable owing to BEI or such Subsidiary, in either case to such Special Purpose Receivables Financing Subsidiaries pursuant to a Receivables Financing Program, provided that the net amount of all uncollected accounts receivable owing to BEI or any of its Subsidiaries that have been so sold or in which a security interest has been so granted shall not exceed 175% of the aggregate principal or redemption amount of all Permitted Receivables Financing Securities then outstanding;"

                 (k) Subsection 5.13A is amended by deleting clause (xii) of such subsection in its entirety and replacing it with the following:



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
                          "(xii)   Liens on Medicare, Medicaid or other patient
                 accounts receivable of BEI or any of its Subsidiaries, or on Permitted Receivables Financing Securities, granted to secure Permitted Receivables Financing Securities, provided that the net amount of all uncollected accounts receivable owing to BEI or any of its Subsidiaries over which such a Lien is granted, together, without duplication, with the net amount of all uncollected accounts receivable owing to BEI or any of its Subsidiaries that are assigned to secure such Permitted Receivables Financing Securities, shall not exceed, at any time, 175% of the aggregate principal or redemption amount of all Permitted Receivables Financing Securities then outstanding.

                 (l) Subsection 5.15(e) is amended by deleting such subsection in its entirety and replacing it with the following:

                 "(e) Permitted Receivables Financing Securities, provided that the aggregate principal and redemption amount of all Permitted Receivables Financing Securities outstanding at any time shall not exceed $100,000,000;"

                 (m) Subsection 5.23 is amended by deleting such subsection in its entirety and replacing it with the following:

                          "5.23      CAPITAL EXPENDITURES

                          BEI and its Subsidiaries will not pay or incur
                 Capital Expenditures in any fiscal year set forth below which exceed in aggregate amount for such year the amount set forth opposite such year below:

                 Fiscal year ending December 31,   1993  -  $110,000,000;
                 Fiscal year ending December 31,   1994  -  $125,000,000;
                 Fiscal year ending December 31,   1995  -  $130,000,000;
                 Fiscal year ending December 31,   1996  -  $135,000,000;
                 Fiscal year ending December 31,   1997  -  $140,000,000;
                 Fiscal year ending December 31,   1998  -  $145,000,000;
                 and
                 Each fiscal year thereafter             -  $150,000,000;

                 Provided, however, that, if in any fiscal year the Capital Expenditures are less than the amount permitted by this Subsection 5.23 (without giving effect to any additional amount permitted by this proviso), the aggregate amount of Capital Expenditures permitted in the next succeeding fiscal year will be increased by an amount equal to such shortfall."

                 (n) The Credit Agreement is amended by the addition of Schedule l.l(a), in the form of Exhibit A attached hereto, immediately following the signature pages.

                 (0) Exhibit VIII of the Credit Agreement is amended as follows:

                          (i) Section A of Exhibit VIII of the Credit Agreement is hereby amended by deleting section A.1 of Attachment No. 1 thereof in its entirety and replacing it with section A.1 set forth in Exhibit B attached hereto.

                          (ii) Section A of Exhibit VIII of the Credit Agreement is hereby further amended by deleting section A.3 of Attachment No. 1 thereof in its entirety and replacing it with section A.3 set forth in Exhibit C attached hereto.

                          (iii) Section A of Exhibit VIII of the Credit Agreement is hereby further amended by deleting section A.4 of Attachment No. 1 thereof in its entirety and replacing it with section A.4 set forth in Exhibit D attached hereto.

                          (iv) Section A of Exhibit VIII of the Credit Agreement is hereby further amended by the addition of a new section A. 5 of Attachment No. 1 thereof in the form of Exhibit E attached hereto, immediately following section A.4 of Attachment No. 1 thereof.

                          (v) Section A of Exhibit VIII of the Credit Agreement is hereby amended by deleting the existing section E in its entirety and replacing it with a new section E in the form of Exhibit F attached hereto.

         3. REPRESENTATIONS AND WARRANTIES. In order to induce the Agent and the Lenders to enter into this Amendment, each of BEI and Borrower represents and warrants to the Agent and the Lenders that:

                 (a) The representations and warranties of each Loan Party contained in the Credit Agreement are true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof except to the extent that such representations and warranties specifically relate to an earlier date, in which case they are true, correct and complete in all material respects as of such earlier date;

                 (b) No event has occurred and is continuing or would result from the execution of this Amendment that constitutes an Event of Default or Potential Event of Default;

                 (c) Each Loan Party has performed in all material respects all agreements and satisfied all conditions that the Credit Agreement and this Amendment provide shall be performed by it on or before the date hereof;

                 (d) The execution, delivery and performance of this Amendment, and the Credit Agreement as amended by this Amendment, by each Loan Party which is a party thereto are within the corporate power and authority of each such Loan Party and, as of the Fourth Amendment Effective Date (as hereinafter defined), will be duly authorized by all necessary corporate action on the part of each Loan Party, and this Amendment as of the Fourth Amendment Effective Date (as hereinafter defined), are duly executed and delivered by each of such Loan Parties which is a party thereto and will constitute a valid and binding agreement of each of such Loan Parties, enforceable against such Loan Parties in accordance with their terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally or by equitable principles relating to enforceability. The Credit Agreement constitutes and, as of the Fourth Amendment Effective Date (as hereinafter defined), the Credit Agreement, as amended by this Amendment, will constitute, a valid and binding agreement of BEI and Borrower, enforceable against BEI and Borrower in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles, relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

                 (e) The execution and delivery by each applicable Loan Party of this Amendment and the performance by each such Loan Party of the Credit Agreement as amended by this Amendment, do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to any Loan Party, the Certificate or Articles of Incorporation or Bylaws of any Loan Party or any order, judgment or decree of any court or other agency of government binding on any Loan Party, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any instrument that is material, individually or in the aggregate, and that is binding on such Loan Party, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of any Loan Party (other than any Liens created under any of the Loan Documents in favor of Agent on behalf of Lenders), or (iv) require any approval or consent of any Person under any instrument that is material, individually or in the aggregate, and that is binding on such Loan Party.

                 (f) The execution and delivery by each applicable Loan Party of this Amendment and the performance by each such

         Loan Party of the Credit Agreement as amended by this Amendment, do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or requlatory body.

         4. CONDITIONS TO EFFECTIVENESS. Section 2 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "FOURTH AMENDMENT EFFECTIVE DATE"):

                 (a) On or before the Fourth Amendment Effective Date, Borrower shall deliver to the Lenders (or to the Agent for the Lenders with sufficient originally executed copies, as appropriate, for each Lender and its counsel) the following, each, unless otherwise noted, dated the Fourth Amendment Effective Date, duly executed and delivered by the parties thereto:

                          (i) Signature and incumbency certificates of each of BEI, Borrower and each Subsidiary Guarantor of its respective officers executing this Amendment certified by such party's respective secretary or assistant secretary;

                          (ii)  Executed counterparts of this Amendment; and

                          (iii) A Certificate, signed by an Authorized Financial Officer of BEI, setting forth in reasonable detail calculations of the ratio of Adjusted Consolidated Debt (as defined in Exhibit A hereto) to Consolidated Capital (as defined in Exhibit A hereto) and the Cash Coverage Ratio (as defined in Exhibit A hereto) as at the Fourth Amendment Effective Date.

                 (b) On or before the Fourth Amendment Effective Date, the Lenders and their respective counsel shall have received originally executed copies of one or more favorable written opinions of Robert W. Pommerville, general counsel for BEI, and Weil, Gotshal & Manges, counsel for BEI, Borrower and each Subsidiary Guarantor, in form and substance reasonably satisfactory to the Agent and its counsel, dated as of the Fourth Amendment Effective Date and setting forth substantially the matters in the opinions designated in Exhibit G hereto and as to such other matters as the Agent acting on behalf of the Lenders may reasonably request.

                 (c) On or before the Fourth Amendment Effective Date, each Lender shall have delivered to the Agent a counterpart of this Amendment originally executed by a duly authorized officer of such Lender or by telex or telephonic confirmation.

                 (d)   On or before the Fourth Amendment Effective Date:

                                  (i)   Borrower shall have caused payment to
                          the Agent of an amendment fee of $25,000.00;

                                 (ii)   Borrower shall have caused payment to
                          the Agent of all amounts regarding the costs and expenses reasonably incurred by Agent in connection with this Amendment;

                                 (iii)   The Morgan Credit Agreement shall
                          have become effective in all respects; and

                                  (iv)   An amendment to the LTCB Credit
                          Agreement, which amendment shall be satisfactory to Agent in all material respects, shall have become effective in all respects.

                 (e) Borrower shall have delivered to the Lenders (or to the Agent for the Lenders with sufficient originally executed copies, as appropriate, for each Lender and its counsel) a Certificate of the Secretary or Assistant Secretary of Borrower, dated the Fourth Amendment Effective Date, certifying that (i) the Certificate of Incorporation and Bylaws of Borrower, in the form delivered to the Agent and the Lenders on the Closing Date, are in full force and effect and have not been amended, supplemented, revoked or repealed since such date and (ii) that attached thereto are true and correct copies of resolutions duly adopted by the Board of Directors of Borrower and continuing in effect, which authorize the execution, delivery and performance by Borrower of the Amendment and the consummation of the transactions contemplated hereby.

                 (f) On or before the Fourth Amendment Effective Date, all corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by the Agent, acting on behalf of the Lenders, and its counsel shall be satisfactory in form and substance to the Agent and such counsel, and the Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as the Agent may reasonably request.

                 (g) On or before the Fourth Amendment Effective Date, American Transitional Care Centers of Texas, Inc., American Traditional Care Dallas-Ft. Worth, Inc., American Transitional Health Care, Inc., American Transitional Hospitals, Inc., American Transitional Hospitals of Indiana, Inc., American Transitional Hospitals of Oklahoma, Inc., American Transitional Hospitals of Tennessee, Inc., ATH Del Oro, Inc., ATH Heights, Inc., ATH Tucson, Inc. and Beverly Enterprises Japan Limited each shall have executed a

         Subsidiary Guaranty Agreement under which each such Subsidiary Guarantor guarantees the Obligations under the Credit Agreement as amended by this Amendment.

         5. ACKNOWLEDGMENT OF GUARANTORS. Each Guarantor acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Guarantor hereby confirms that the Guaranty Agreement and the Collateral Documents to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all Obligations, Guarantied Obligations (as defined in the applicable Guaranty Agreements) and Secured Obligations (as defined in the Collateral Documents), as the case may be, including, without limitation, the payment and performance of all Obligations of Borrower now or hereafter existing under or in respect of the Credit Agreement as amended by this Amendment and the Notes defined therein.

         Each Guarantor acknowledges and agrees that any of the Guaranty Agreements and the Collateral Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Guarantor represents and warrants that all representations and warranties contained in the Credit Agreement as amended by this Amendment and the Guaranty Agreements and the Collateral Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date except to the extent that such representations and warranties specifically relate to an earlier date, in which case they are true, correct and complete in all material respects as of such earlier date.

         Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment or any other Loan Document and (ii) that neither the terms of the Credit Agreement, any other Loan Document nor this Amendment shall be deemed to require the consent of any Guarantor to any future amendments to the Credit Agreement.

         6. EFFECTIVENESS; COUNTERPARTS. This Amendment may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the
same instrument.   This Amendment (other than the provisions of Section 2)
shall become effective upon the execution of a counterpart hereof by all Lenders and each of the Loan Parties and receipt of written or telephonic notification of such execution and authorization of delivery thereof.

         7. FEES AND EXPENSES. The Borrower acknowledges that all costs, fees and expenses as described in subsection 10.4 of the Credit Agreement incurred by the Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of the Borrower.

         8. EFFECT OF AMENDMENT. It is hereby agreed that, except as specifically provided herein, this Amendment does not in any way affect or impair the terms and conditions of the Credit Agreement, and all terms and conditions of the Credit Agreement are to remain in full force and effect unless otherwise specifically amended or changed pursuant to the terms and conditions of this Amendment.

         9. APPLICABLE LAW. This Amendment and the rights and obligations of the parties hereto and all other aspects hereof shall be deemed to be made under, shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York without regard to principles of conflicts of laws.

WITNESS the due execution hereof by the respective duly authorized officers of the undersigned as of the date first written above.

                                           BEI:

                                           BEVERLY ENTERPRISES, INC.

                                           By:         /s/ ?
                                              --------------------------------
                                           Title:
                                                 -----------------------------



                                           Borrower:

                                           BEVERLY CALIFORNIA CORPORATION

                                           By:         /s/ ?
                                              --------------------------------
                                           Title:
                                                 -----------------------------



                                           Agent:

                                           THE NIPPON CREDIT BANK  LTD.,
                                           LOS ANGELES AGENCY,
                                           as Agent and as a Lender

                                           By:/s/ Bernardo E. Correa-Henschke
                                              --------------------------------
                                           Title: Vice President & Manager
                                                 -----------------------------

                                             Lenders:

                                             THE NIPPON CREDIT BANK, LTD.,
                                             LOS ANGELES AGENCY,
                                             as Agent and as a Lender

                                             By:/s/ Bernardo E. Correa-Henschke
                                                -------------------------------
                                             Title:
                                                   ----------------------------



                                             TORONTO DOMINION (TEXAS), INC.,
                                             as a Lender

                                             By:     /s/ Diane Bailey
                                                -------------------------------
                                             Title:  Vice President
                                                   ----------------------------


                                   [Signatures Continued]

                                     The Subsidiary Guarantors:
                                     --------------------------

                                              Beverly Enterprises -
                                               Alabama, Inc.

                                              Beverly Enterprises -
                                               Arkansas, Inc.

                                              Beverly Enterprises -
                                               Florida, Inc.

                                              Beverly Enterprises -
                                               Georgia, Inc.

                                              Beverly Enterprises -
                                               Maryland, Inc.

                                              Beverly Enterprises -
                                               Massachusetts, Inc.

                                              Beverly Enterprises -
                                               Minnesota, Inc.

                                              Beverly Enterprises -
                                               Mississippi, Inc.

                                              Beverly Enterprises -
                                               Missouri, Inc.

                                              Beverly Enterprises -
                                               Nebraska, Inc.

                                              Beverly Enterprises -
                                               North Carolina, Inc.

                                              Beverly Enterprises -
                                               Oregon

                                              Beverly Enterprises -
                                               Wisconsin, Inc.

                                              Commercial Management,
                                               Inc.

                                              Hallmark Convalescent
                                               Homes, Inc.

                                              Hospital Facilities
                                               Corporation

                                              Moderncare of Lumberton,
                                               Inc.

                                              Nebraska City S-C-H, Inc.

                                              South Dakota - Beverly
                                               Enterprises, Inc.

                                              Vantage Healthcare
                                               Corporation

                                              AGI-Camelot, Inc.

                                              AGI-McDonald County
                                               Health Care, Inc.

                                              Beverly Enterprises -
                                               Arizona, Inc.

                                              Beverly Enterprises -
                                               California, Inc.

                                              Beverly Enterprises -
                                               Colorado, Inc.

                                              Beverly Enterprises -
                                               Connecticut, Inc.

                                              Beverly Enterprises -
                                               Garden Terrace, Inc.

                                              Beverly Enterprises -
                                               Hawaii, Inc.

                                              Beverly Enterprises -
                                               Idaho, Inc.

                                              Beverly Enterprises -
                                               Illinois, Inc.

                                              Beverly Enterprises -
                                               Indiana, Inc.

                                              Beverly Enterprises -
                                               Kansas, Inc.

                                              Beverly Enterprises -
                                               Kentucky, Inc.

                                              Beverly Enterprises -
                                               Louisiana, Inc.

                                              Beverly Enterprises -
                                               Michigan, Inc.

                                              Beverly Enterprises -
                                               New Jersey, Inc.

                                              Beverly Enterprises -
                                               Ohio, Inc.

                                              Beverly Enterprises -
                                               Pennsylvania, Inc.

                                              Beverly Enterprises -
                                               South Carolina, Inc.

                                              Beverly Enterprises -
                                               Tennessee, Inc.

                                              Beverly Enterprises -
                                               Texas, Inc.

                                              Beverly Enterprises -
                                               Utah, Inc.

                                              Beverly Enterprises -
                                               Virginia, Inc.

                                              Beverly Enterprises -
                                               Washington, Inc.

                                              Beverly Enterprises -
                                               West Virginia, Inc.

                                              Beverly Indemnity, Ltd.

                                              Beverly Manor Inc. of
                                               Hawaii

                                              Beverly Savana Cay Manor,
                                               Inc.

                                              Columbia-Valley Nursing
                                               Home, Inc.

                                              Computran Systems, Inc.

                                             Continental Care Centers
                                               of Council Bluffs, Inc.

                                             Forest City Building Ltd.

                                             Home Medical Systems, Inc.

                                             Kenwood View Nursing Home, Inc.

                                             Liberty Nursing Homes, Incorporated

                                             Medical Arts Health
                                              Facility of Lawrenceville, Inc.

                                             Nursing Home Operators, Inc.

                                             Petersen Health Care, Inc.

                                             Pharmacy Corporation of America

                                             Salem No. 1, Inc.

                                             South Alabama Nursing Home, Inc.

                                             Taylor County Health
                                               Facility, Incorporated


                                    By: /s/ SCHUYLER HOLLINGSWORTH JR.
                                       -------------------------------
                                    Title:
                                          ----------------------------